UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 1, 2010

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Georgia	333-62216	74--3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Bryan Street, Suite #601, Savannah, GA  31401
(Address of principal executive offices / Zip Code)

912-443-1987
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01  Entry Into a Material Definitive Agreement.

On September 1, 2010, Heath Discovery Corporation (the “Company”) entered into a two-year employment agreement with Herbert A. Fristche, Ph.D. (the “Employment Agreement”) pursuant  to which Dr. Fristche will serve as the Company’s Chief Science Officer. Under the Employment Agreement, the Company will pay Dr. Fristche an annual salary of $250,000. Dr. Fristche will also be entitled to participate in a mutually acceptable equity and bonus program.

Item 8.01  Other Information

On September 1, 2010, the Company’s board of directors (the “Board”) agreed to hold the annual meeting of shareholders on October 21, 2010 in Savannah, Georgia. The record date for the meeting is September 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: September 8, 2010	By:	/s/Thomas L. Gallagherr
Thomas L. Gallagher
Executive Vice President